[***] CERTAIN INFORMATION IN THIS DOCUMENT HAS BEEN EXCLUDED PURSUANT TO REGULATION S-K, ITEM 601(B)(10). SUCH EXCLUDED INFORMATION IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.36

EXECUTION VERSION

AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT

THIS AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT (this “Amendment”), dated as of February 14, 2020 (the “Effective Date”) to that certain Revolving Credit Agreement, dated as of April 15, 2019 (as amended, restated supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this Amendment, the “Amended Credit Agreement”), among Opportunity Funding SPE V, LLC (the “Borrower”), Opportunity Financial, LLC (the “Company”), as originator (in such capacity, the “Originator”), as servicer (in such capacity, the “Servicer”), as a guarantor (in such capacity, a “Guarantor”) and as a Seller (in such capacity, a “Seller”), OppWin, LLC (“OppWin”), as a Seller (in such capacity, a “Seller”) and as a guarantor (in such capacity, a “Guarantor”), OppFi Management Holdings, LLC as a guarantor (in such capacity, a “Guarantor”; the Borrower, the Company, the Servicer, the Originator each Guarantor and each Seller, collectively, the “Credit Parties”), Midtown Madison Management LLC, as Administrative Agent (in such capacity, the “Administrative Agent”), and as Collateral Agent (in such capacity, the “Collateral Agent” and together with the Administrative Agent, the “Agents”), and the Lenders parties thereto from time to time (the “Lenders” and each, individually, a “Lender”).

PRELIMINARY STATEMENTS

WHEREAS, the Credit Parties, the Administrative Agent and the Lenders entered into the Existing Credit Agreement whereby the Lenders agreed to extend a revolving credit facility (the “Facility”) to the Borrower and the Borrower agreed to secure its Obligations under the Existing Credit Agreement by granting to the Collateral Agent, for the benefit of the Secured Parties, a first priority Lien on all of its assets; and

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

AGREEMENT

1.    Definitions. Capitalized terms that are used in this Amendment (including the recitals hereto, which are herein incorporated) but are not defined herein shall have the meanings set forth in the Amended Credit Agreement, unless otherwise stated.

2.    Amendments to Credit Agreement. Effective as of the date of this Amendment, the Existing Credit Agreement is hereby amended as follows:

(a)    Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

““Ares Maximum Committed Amount” means the lesser of (i) the “Maximum Committed Amount” under, and as defined in, the Ares Credit Agreement and (ii) $83,333,333.”

““Atalaya Maximum Committed Amount” means the lesser of (i) the Maximum Committed Amount, and (ii) $125,000,000.”

(b)    Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in their entirety as follows:

““Approved Bank Partner Originator State” means, (i) [***] (ii) [***], and (iii) such other states that the Borrower requests, in writing, to add and which are approved in writing by the Administrative Agent in its sole discretion; provided, however, that in no event will a state in which a Bank Partner Originator Regulatory Trigger Event or a Regulatory Trigger Event is continuing be an “Approved Bank Partner Originator State”.”

““Targeted Ares Draw” means, with respect to any date of determination, the lesser of (A) the product of (x) the Total SPV Drawn Amount as of such date of determination, multiplied by (y) a fraction, (i) the numerator of which is the Ares Maximum Committed Amount and (ii) the denominator of which is the Total SPV Committed Amount and (B) the “Undrawn Amount” under, and as defined in, the Ares Credit Agreement.”

““Targeted Atalaya Draw” means, with respect to any date of determination, the lesser of (A) the product of (x) the Total SPV Drawn Amount as of such date of determination, multiplied by (y) a fraction, (i) the numerator of which is the Atalaya Maximum Committed Amount and (ii) the denominator of which is the Total SPV Committed Amount and (B) the Undrawn Amount.”

““Total SPV Committed Amount” means the sum of (i) the Ares Maximum Committed Amount plus (ii) the Atalaya Maximum Committed Amount.”

(c)    Section 5.19 of the Existing Credit Agreement is hereby amended by amending in its entirety as follows:

“5.19. Proportional Draws. The Credit Parties shall cause the Borrower and the Ares Borrower to borrow amounts under this Agreement and the Ares Credit Agreement, pro rata based on the Atalaya Maximum Committed Amount and the Ares Maximum Committed Amount; provided, however that (i) compliance with the foregoing requirement shall be tested only as of the last day of each calendar quarter and (ii) discrepancies of $1,000,000 or less between the Targeted Ares Draw and the aggregate amount actually drawn under the Ares Credit Agreement under this Agreement, in each case, since the Closing Date and measured as of the end of each calendar quarter shall not constitute a breach of the foregoing requirement.”

(d)     Appendix D of the Existing Credit Agreement is hereby amended by amending and restating paragraph 16, paragraph 17, paragraph 18 and paragraph 20 in their entirety as follows:

“16.     The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables relating to Obligors located in the state with the highest concentration of Obligors exceeds [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables.”

“17.     The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables relating to Obligors located in the state with the second highest concentration of Obligors, exceeds [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables.”

“18.     The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables relating to Obligors located in any single state (other than the two states with the highest concentrations of Obligors referred to in clauses 16 and 17 above), exceeds [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables.”

“20.     The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables relating to Obligors located in Ohio with respect to which the related Bank Partner Retained Percentage is less than [***]% exceeds [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables.”

(e)     Appendix D of the Existing Credit Agreement is hereby amended by inserting the following as new paragraph 22 and paragraph 23, respectively:

“22.     The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables relating to Obligors located in California exceeds [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables.”

“23.     The amount by which the aggregate Remaining Funded Amount of all Eligible Receivables relating to Obligors located in the District of Columbia exceeds [***]% of the aggregate Remaining Funded Amount of all Eligible Receivables.”

3.    Limitation of Amendments.

(a)     The amendments set forth in Article 2, above, are effective for the purposes set forth herein and shall be limited precisely as written. This Amendment does not, and shall not be construed to, constitute a waiver of any past, present or future violation of the Amended Credit Agreement, the other Credit Documents or any other related document, and shall not, directly or indirectly in any way whatsoever either: (i) impair, prejudice or otherwise adversely affect any

Agent’s or any Lender’s right at any time to exercise any right, privilege or remedy in connection with the Amended Credit Agreement, any other Credit Document or any other related document (all of which rights are hereby expressly reserved by the Agents and Lenders), (ii) except as specifically set forth herein, amend or alter any provision of the Existing Credit Agreement, any other Credit Document or any other related document, (iii) constitute any course of dealing or other basis for altering any obligation of Borrower or any of its Affiliates or any right, privilege or remedy of any Agent or any Lender under the Existing Credit Agreement, any other Credit Document or any other related document or (iv) constitute any consent (deemed or express) by any Agent or any Lender to any prior, existing or future violations of the Amended Credit Agreement, any other Credit Document or any other related document. There are no oral agreements among the parties hereto, and no prior or future discussions or representations regarding the subject matter hereof shall constitute a waiver of any past, present or future violation of the Amended Credit Agreement, any other Credit Document or any other related document.

(b)     This Amendment shall be construed in connection with and as part of the Amended Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Amended Credit Agreement and each other Credit Document are hereby ratified and confirmed and shall remain in full force and effect, except that on and after the date hereof all references in the other Credit Documents to the “Credit Agreement,” “thereto,” “thereof,” “thereunder” or words of like import referring to the Existing Credit Agreement shall mean and refer to the Amended Credit Agreement.

4.    Representations and Warranties.

(a)     Each Credit Party affirms that the execution, delivery and performance of this Amendment and the performance by it of the Amended Credit Agreement have been duly authorized by all necessary action, and it has all requisite power and authority to execute, deliver and perform this Amendment and to perform the Amended Credit Agreement.

(b)     Each Credit Party represents and warrants that this Amendment and the Amended Credit Agreement constitute its legally valid and binding obligations, enforceable against it in accordance with the respective terms hereof and thereof, except as enforcement may be limited by equitable principles (regardless of whether enforcement is sought in equity or at law) or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(c)     Each Credit Party (with respect to itself) represents and warrants that the representations and warranties contained in Article 4 of the Existing Credit Agreement are true and correct in all material respects after giving effect to this Amendment on and as of the date hereof as though made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), and no Default or Event of Default exists (after giving effect to this Amendment) or would result from this Amendment becoming effective in accordance with its terms.

5.    Conditions Precedent to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by the Administrative Agent:

(a)     The Administrative Agent shall have received this Amendment duly executed by the Credit Parties.

(b)     The Administrative Agent shall have received an executed amendment to the Ares Credit Agreement, in form and substance satisfactory to Administrative Agent.

(c)     After giving effect to the terms of this Amendment, the representations and warranties contained herein and in the Amended Credit Agreement and the other Credit Documents shall be true and correct in all material respects (except for such representations and warranties already qualified by materiality which shall be true and correct in all respects) on and as of the Effective Date (except to the extent they expressly relate to an earlier time); and no Default or Event of Default shall have occurred and be continuing.

(d)     Borrower shall have paid to the Agents and the Lenders, as applicable, all outstanding Permitted Expenses.

6.    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Existing Credit Agreement and the Credit Documents and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Existing Credit Agreement and the other Credit Documents are ratified and confirmed as of the Effective Date and shall continue in full force and effect. The Borrower hereby agrees that all Liens and security interests securing payment of the Obligations under the Credit Documents are hereby collectively renewed, ratified and brought forward as security for the payment and performance of the Obligations. The Credit Parties, the Agents and the Lenders agree that the Amended Credit Agreement and the other Credit Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

7.    Amendment as a Credit Document. Each Credit Party acknowledges and agrees that this Amendment constitutes a “Credit Document.” Accordingly, it shall be an Event of Default under the Existing Credit Agreement if any representation or warranty made by a Credit Party under or in connection with this Amendment shall have been false in any material respect when made and which shall not have been remedied or waived within fifteen (15) Business Days after the earlier of (i) an Authorized Officer of such Credit Party becoming aware of such falsity, or (ii) receipt by such Credit Party of written notice from the Administrative Agent or any Lender of such falsity.

8.     Expenses of Agents and Lenders. Each Credit Party agrees to pay, jointly and severally, promptly after demand, all reasonable and documented out-of-pocket costs and expenses of the Agents and the Lenders in connection with the negotiation, preparation, execution and delivery of this Amendment in accordance with Section 9.2 of the Amended Credit Agreement.

9.     Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

10.    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Agents, the Lenders, the Credit Parties, and their respective successors and permitted assigns, except that the Credit Parties may not assign or transfer any of its respective rights or obligations hereunder without the prior written consent of the Administrative Agent.

11.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

12.    No Waiver. Other than as specifically set forth in Article 2, nothing contained in this Amendment shall be construed as an amendment or waiver by the Agents or the Lenders of any covenant or provision of the Existing Credit Agreement, the other Credit Documents, this Amendment, or of any other contract or instrument among the Credit Parties, the Lenders and the Agents, and the failure of the Lenders and the Agents at any time or times hereafter to require strict performance by the Credit Parties of any provision thereof shall not waive, affect or diminish any right of the Agents to thereafter demand strict compliance therewith. The Agents and Lenders hereby reserve all rights granted to each of them under the Existing Credit Agreement, the other Credit Documents, this Amendment and any other contract or instrument among the Credit Parties and any one or more of the Agents and the Lenders.

13.    Release. To the extent permitted by applicable law, no Credit Party shall assert, and each Credit Party hereby waives, any claim against the Lenders, the Agents and their respective Affiliates, directors, employees, attorneys or agents, on any theory of liability, arising out of, in connection with, as a result of, or in any way related to this Amendment and each Credit Document on or before the date of this Amendment and each of Credit Party hereby waives, releases and agrees not to sue upon any such claim or any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

14.    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

15.     Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5- 1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

16.    Final Agreement. THE AMENDED CREDIT AGREEMENT CONSTITUTES THE ENTIRE CONTRACT BETWEEN AND AMONG THE PARTIES RELATING TO THE SUBJECT MATTER THEREOF AND SUPERSEDES ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER THEREOF.

17.    Time. Time is of the essence of this Amendment.

[Page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, each of the parties hereto has executed this Amendment as of the date first above-written.

OPPORTUNITY FUNDING SPE V, LLC,
as Borrower

OPPORTUNITY FINANCIAL, LLC,
in its individual capacity, as Originator, Servicer, a Seller and a Guarantor

OPPWIN, LLC,
as a Seller and a Guarantor

OPPFI MANAGEMENT HOLDINGS, LLC,
as a Guarantor

By:	/s/ Shiven Shah
Name:	Shiven Shah
Title:	Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT]

MIDTOWN MADISON MANAGEMENT LLC,
as Administrative Agent and Collateral Agent

By:	/s/ Raymond S. Chan
Name:	Raymond S. Chan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT]

ATALAYA ASSET INCOME FUND IV LP,
as a Lender

By:	/s/ Raymond S. Chan
Name:	Raymond S. Chan
Title:	Authorized Signatory

ATALAYA ASSET INCOME FUND (CAYMAN) IV LP,
as a Lender

By:	/s/ Raymond S. Chan
Name:	Raymond S. Chan
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO REVOLVING CREDIT AGREEMENT]